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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                       JURISDICTION OF
                       NAME                                             INCORPORATION
--------------------------------------------------------            ----------------------
Ancon Leasing LLC.......................................                   Delaware

Ancon Leasing 2 LLC.....................................                   Delaware

Ancon Leasing 3 LLC.....................................                   Delaware

Ancon Leasing 4 LLC.....................................                   Delaware

Aero Corporation One, Ltd. .............................            British Virgin Islands

Aero Corporation Two, Ltd. .............................            British Virgin Islands

Aerofinance Corporation.................................            British Virgin Islands

Air Lease Company Ltd. .................................            British Virgin Islands

Alsace Holdings Ltd. ...................................            British Virgin Islands

Finance Leasing Holdings, Inc. .........................            British Virgin Islands

International Aircraft Leasing Corporation..............            British Virgin Islands

International Aviation Leasing Group, Ltd. .............            British Virgin Islands

Midwinter Offshore Holdings Ltd. .......................            British Virgin Islands

Oval Financial Leasing Ltd. ............................            British Virgin Islands

Regional Aircraft Holdings Ltd. ........................            British Virgin Islands

Ski Hi Offshore Holdings, Ltd. .........................            British Virgin Islands

AeroRepublica S.A. .....................................                   Colombia

Compania Panamena de Aviacion, S.A. ....................                    Panama

Opac, S.A. .............................................                    Panama
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